
EXPERTISE
SHIP SELL
PICK
PACK
ACCOUNTABLE
COLLABORATE
RELATIONSHIP
BEST-IN-CLASS
SYSTEMS
3PL
SELL
PARTNER
STRATEGY
NORTH AMERICA
SUPPORT
PICK
TECHNOLOGY
MANAGEMENT
FLEXIBILITY
DIGITAL
SYSTEMS 3PL
OPERATIONS
LOGISTICS
FULFILLMENT
DISTRIBUTION
VALUE
DEMAND
SUPPLY
NETWORK

NAVARRE®

Connecting Strong Brands with Smart Logistics

Nasdaq: NAVR

Safe Harbor

FORWARD-LOOKING STATEMENTS

This presentation contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements relate to future activities, events or developments. All statements, other than statements of fact, that address activities, events or developments that we or our management, expect, project, believe or anticipate will or may occur in the future, or that relate to historical periods that will be reported in future filings with the Securities and Exchange Commission, are forward-looking statements. Forward-looking statements are made based on management's assumptions and assessments in light of past experience and trends, current conditions, expected future developments and other relevant factors.

Forward-looking statements are not guarantees of future performance, and actual results, developments and business decisions may differ from those envisaged by our forward-looking statements. Our forward-looking statements are also subject to risks and uncertainties which can affect our performance in both the near-and long-term. We identify the principal risks and uncertainties that affect our performance in our Form 10-K and other filings with the Securities and Exchange Commission. We disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the foregoing.

NAVARRE®

Connecting Strong Brands with Smart Logistics

Use of Non-GAAP Information

The Company provides non-GAAP adjusted pro forma information and references to "adjusted pro forma" information are references to non-GAAP measures. The Company provides adjusted pro forma information to assist investors in assessing its current and future operations in the way that its management evaluates those operations. Adjusted pro forma information is not a substitute for any performance measure derived in accordance with GAAP. The Company's management has evaluated and made operating decisions about its business operations primarily based upon these adjusted pro forma financial metrics. For each such adjusted pro forma financial measure, the adjustment provides the Company's management with information about the Company's underlying operating performance that enables a more meaningful comparison of its financial results in different reporting periods.

The Company recognizes that the use of adjusted pro forma measures has limitations, including the need to exercise judgment in determining which types of charges should be excluded from the adjusted pro forma financial information. The Company provides adjusted pro forma financial information to the investment community, not as an alternative, but as an important supplement to GAAP financial information; to enable investors to evaluate the Company's core operating performance in the same way that its management does. Reconciliations between historical pro forma and adjusted pro forma results of operations are available on the Company's website located at www.navarre.com in the "Investors" section.

NAVARRE®

Connecting Strong Brands with Smart Logistics

Business Overview

- Largest distributor of consumer software in the United States and Canada
- Explosive growth in distribution of Consumer Electronics & Accessories products
- Strong reputation for value and service with the world's largest and most sophisticated retailers
- Unique offering of multi-channel sales solutions with retail distribution programs, e-commerce fulfillment and 3PL services
- Headquartered in Minneapolis MN with logistics facilities and offices in Minneapolis, MN, Toronto, Canada, Bentonville, AR and Cedar Rapids, IA
- No debt at any quarterly period end in fiscal year 2012
- Ticker: NAVR - Website: **www.Navarre.com**



NAVARRE



NAVARRE®

Connecting Strong Brands with Smart Logistics

Strategic Summary

- Increase market share of software to maximize this important category through opportunistic product line wins and expansion in the Canadian market
- Further expand base of vendor partnerships and retail relationships to continue rapid growth in CE&A products
- Aggressively pursue the underserviced Canadian market
- Continue to enhance e-commerce fulfillment service offering to capture revenue streams across multiple sales channels
- Maximize software publishing (Encore) profitability with lower cost base and pursuit of new content
- Constant vigil for further cost reductions
- Pursue acquisitions in existing and adjacent markets

Our Markets

- **Software Distribution**
  - Largest software publishers in the world trust Navarre to service the retail channel with their products
  - Retail software is a mature market in overall decline
- **Consumer Electronics & Accessories**
  - Rapidly expanding list of vendor partners
  - Creating new customer relationships at a rate of 10+ per month
  - High growth retail opportunity with no possibility of sales migrating to digital delivery
- **3PL and E-Commerce Fulfillment**
  - Strong and growing base of e-commerce partners
  - Growth opportunities with current and new vendor partners
- **Software Publishing**
  - Solid stable of strong consumer software offerings
  - Significantly growing proprietary e-commerce sales channel
  - Growth through the acquisition of content

Competitive Advantage: Our Service Matrix

Sales Channels
- Traditional Retailers
- Third-Party E-Commerce Fulfillment
- Proprietary E-Commerce
- Direct Sales/Other

Service Requirements
- Full-Service Distribution
- Import/Export and Customs Management
- Inventory Storage, Tracking and Visibility
- EDI Ordering Services with Rapid Fulfillment
- Reverse Logistics, QA and Returns Processing
- Package Design and Marketing Services
- Web Storefront Solutions

Navarre addresses all product handling needs and facilitates sales to consumers, regardless of how our vendor partners go to market

Distribution Services - Logistics Services - Supply Chain Services - Value Added Services - Web Storefront Services - Data Services

Navarre Service Options for Vendor Partners

NAVARRE®
Connecting Strong Brands with Smart Logistics

Case Study: Capturing Multiple Revenue Streams

- **The Beginning**: New vendor partner relationship initiated – vendor initially looks to Navarre to sell accessory products to Customer A
- **Revenue Stream Expansion**:
  - Vendor takes advantage of efficiencies utilizing Navarre as fulfillment partner for vendor's direct retail accounts and its proprietary e-commerce fulfillment
  - Navarre brings vendor's products to a broader range of retail customers (beyond Customer A and vendor's direct customers)
  - Vendor is challenged with forecasting product demand and comes to Navarre to assist with replenishment planning
  - Vendor takes advantage of reduced freight costs and streamlined product delivery process by coordinating import /supply chain services through Navarre
  - Vendor looks to Navarre as provider for new e-commerce storefront when existing platform needs upgrade
- **Benefits to Customers**:
  - On time delivery of product for initial set-up
  - Inventory availability assured for replenishment orders
  - Compliance with service level requirements
  - Efficient returns processing

NAVARRE®

Connecting Strong Brands with Smart Logistics

Q3/Q4 Fiscal Year 2012 Restructuring Completed

- **Realignment and Repositioning**
  - Refocusing on growing product lines and core competencies
  - Transitioning away from facilities, business processes and assets related to non-core businesses
- **Senior Management Changes**
  - Richard Wills Appointed CEO September 2011
  - Over half of executives no longer with the Company at conclusion of FY 2012
- **Cost Reductions**
  - Underutilized 120,000 sq. ft. storage and manufacturing facility taken offline
  - Encore software publishing business moved from Los Angeles and consolidated into Minneapolis headquarters
  - Headcount reduced by 27%
  - Since implementation realizing cost savings of $1 million each month

NAVARRE®
Connecting Strong Brands with Smart Logistics

Seasoned Leadership Team

- **Richard Willis, Chief Executive Officer**
  - Appointed CEO in September 2011, member of Board of Directors
  - CEO experience SFC, Inc., Baker & Taylor, Troll Communications and Bell Sports
- **Diane Lapp, Interim Chief Financial Officer**
  - Joined Navarre in October 2003, appointed Interim CFO in October 2011
  - 20 years of senior management experience in public accounting and finance
- **Joyce Fleck, President of Business and Logistics Services**
  - Joined Navarre in May 1999
  - 20 years of senior management experience in sales, merchandising and marketing
- **Ward Thomas, President of Distribution**
  - President of Business Services since August 2010, President of Encore since October 2011
  - Executive sales and management experience at Trend Micro and FUNimation Entertainment
- **Ryan Urness, General Counsel**
  - Joined Navarre in January 2003
  - Former head of intellectual property practice at Winthrop & Weinstine, P.A.

NAVARRE®
Connecting Strong Brands with Smart Logistics

Key Customers

Walmart
Save money. Live better.

TARGET

GROUPON

BEST BUY

FUTURE SHOP

Office DEPOT

amazon.com

COSTCO WHOLESALE

meijer

RadioShack.

OfficeMax
WORK WITH US

GameStop

TigerDirect.com

LONDON DRUGS

Sam's CLUB

STAPLES
that was easy.

Fry's ELECTRONICS

newegg.com

TOYS "R" US

MICRO CENTER
THE COMPUTER DEPARTMENT STORE

AAFES
ARMY AND AIR FORCE EXCHANGE SERVICE

BJ's WHOLESALE CLUB

EURPAC

NAVARRE
Connecting Strong Brands with Smart Logistics

Software Distribution

NAVARRE®
Connecting Strong Brands with Smart Logistics

Software Distribution



- Market leading distribution solution for the United States and Canada market
- Strong longstanding relationships with retail customers and publisher/vendor partners
- We provide our vendor partners a full array of services to support sales to retail customers
- Retail customers look to us to provide a lower all-in cost of placing product on shelf
- Sophisticated systems allows flexibility to offer a wide variety of programs and deep customer integration
  - Proprietary vendor managed inventory (VMI) programs
  - Point of sale activation (POSA) programs
  - Consignment programs

NAVARRE®

Connecting Strong Brands with Smart Logistics

Software Publishers/Vendors

Symantec.

McAfee

TREND MICRO

KASPERSKY lab

AVG

bitdefender

COREL

webroot

PopCap

Parallels

iolo technologies

RosettaStone

nero

summitsoft

NUANCE

Defender Pro

ROXIO

NAVARRE

Connecting Strong Brands with Smart Logistics

Consumer Electronics & Accessories

Connecting Strong Brands with Smart Logistics

Consumer Electronics & Accessories






VISA
$15.33

- High growth opportunity with market rapidly expanding across the full spectrum of retailers
  - Provides opportunities to expand Navarre's reach to new retail customers and sales channels
  - Recent customer additions include: RadioShack, Nordstrom, Urban Outfitters, American Eagle, Bass Pro Shops, Brookstone, and Home Shopping Network
- Strong partnerships with key trend-setting retail customers drives new vendor partners to Navarre
- Rapidly expanding base of vendor partners
  - 120 new vendor partners added during the 2012 fiscal year, and more than 200 new vendor partners brought on board during the past 24 months
  - Excellent reputation for value and high service levels is developing among the vendor and customer community

NAVARRE®
Connecting Strong Brands with Smart Logistics

CE&A Manufacturers/Vendors

gear4

GUNNAR OPTIKS

cradlepoint TECHNOLOGY

rain

Square

AUDYSSEY

IK MULTIMEDIA

twelve south

NYKO

livescribe

RAZER

yurbuds

Turtle Beach

iwatchz

matias

neat

Withings

steelseries professional gaming gear

NAVARRE

Connecting Strong Brands with Smart Logistics

3PL & E-Commerce Fulfillment

Third Party Logistics Services

- Our supply chain and logistics services allow our vendor partners to look to Navarre for all of their product handling and sales channel service needs
- Assist vendor partners with:
  - Complete solutions to coordinate overseas product receipt and import/export customs management
  - Inventory storage, tracking and portal visibility
  - Streamlined EDI ordering services
  - Reverse logistics, quality assurance and returns disposition
  - Customizable packaging design and marketing services
- Benefits to Customers Include:
  - Assures on time delivery of product for initial set-up
  - Inventory availability for timely replenishment
  - Compliance with packaging and service level requirements
  - Efficient returns processing





NAVARRE®

Connecting Strong Brands with Smart Logistics

E-Commerce Fulfillment

- Traditional retailers and internet merchants look to Navarre to fulfill their e-commerce needs
  - Traditional retailers are increasing their focus on the e-commerce channel and look to work with a single-source partner that ships the same product to stores and distribution centers, while addressing the complexity of shipping directly to their end-user customers
  - Internet-only retailers are often looking to provide a wide variety of products with a small amount of suppliers that can meet their stringent service levels requirements
- Navarre provides solutions through its distribution and 3PL programs that address this demanding retail segment

3PL & E-Commerce Clients

AUDYSSEY

GROUPON

gear4

WARBY PARKER
eyewear

TOTAL DEFENSE™

PaloAltoSoftware

yurbuds

HOYLE
THE OFFICIAL NAME IN GAMING

Broderbund®

Toddy

Knowledge Adventure®
DISCOVER. LEARN. EXCEL.™

peel

punch! SOFTWARE®

FUNIMATION®

NAVARRE®
Connecting Strong Brands with Smart Logistics

Software Publishing

Software Publishing ENCORE

A NAVARRE CORPORATION COMPANY

- Leading software publisher of proprietary high-quality branded software in key product categories
  - Casual Gaming
  - Personal Productivity
  - Architecture / CAD
  - Education
- Strategic expansion of IP portfolio through blend of licensing, acquisition and targeted development to maximize available opportunities with appropriate investment spend
- Accessing multiple platforms, channels and territories, including a full spectrum of traditional retail outlets, proprietary e-commerce web storefront sales at Broderbund.com and Hoylegaming.com, and a growing OEM and international licensing business

NAVARRE

Connecting Strong Brands with Smart Logistics

Casual Gaming


HOYLE
CARD
GAMES
PUZZLE
& BOARD GAMES
SLOTS
35
Fantastic Slots

Productivity


the printshop 3.0
DELUXE
PrintMaster
2012
Platinum

Architecture / CAD


nexGen
Home & Landscape Design
PROFESSIONAL
Interior
Design Suite
punch!
ViaCAD
2D/3D

Education


mavisbeacon
TEACHES TYPING
DELUXE
25th
BEST SELLING
THE OREGON TRAIL

NAVARRE®

Connecting Strong Brands with Smart Logistics

Key Financials & Credit Facility

Income Statement: 4th Quarter of FY 2012

	Q4 FY 2012	Q4 FY 2011	Change
Net Sales*	$117 million	$124 million	(6%)
APF Gross Profit**	$12.1 million	$15.6 million	(22%)
APF Gross Margin %**	10.3%	12.6%	
AFP Operating Expenses**	$11.5 million	$16.1 million	(29%)
APF Operating Income**	$0.6 million	($0.4)million	230%
APF EBITDA **	$1.6 million	$0.9 million	91%

* Includes net sales of home video products of $2.7 million and $10.8 million during the fourth quarters of fiscal year 2012 and 2011, respectively

** Non-GAAP adjusted pro forma ("APF") information, see "Use of Non-GAAP Information" section on page 3

NAVARRE®

Connecting Strong Brands with Smart Logistics

Income Statement: 3rd & 4th Quarter of FY 2012

	Q4 & Q4 FY 2012	Q3 & Q4 FY 2011	Change
Net Sales*	$271 million	$272 million	0%
APF Gross Profit**	$28.5 million	$33.4 million	(15%)
APF Gross Margin %**	10.5%	12.3%	
AFP Operating Expenses**	$25.1 million	$31.8 million	(21%)
APF Operating Income**	$3.5 million	$1.6 million	111%
APF EBITDA **	$5.7 million	$4.2 million	35%

* Includes net sales of home video products of $6.2 million and $22.9 million during the combined third and fourth quarter period of fiscal year 2012 and 2011, respectively

* * Non-GAAP adjusted pro forma ("APF") information, see "Use of Non-GAAP Information" section on page 3

Connecting Strong Brands with Smart Logistics

Income Statement: FY 2012

	FY 2012	FY 2011	Change	FY '13 Guidance†
Net Sales*	$481 million	$491 million	(2%)	$460-480 million
APF Gross Profit**	$54.9million	$65.2 million	(16%)	
APF Gross Margin %**	11.4%	13.3%		
AFP Operating Expenses**	$51.8 million	$59.2 million	(13%)	
APF Operating Income**	$3.1 million	$6.0 million	(48%)	
APF EBITDA **	$7.7 million	$10.9 million	(29%)	$9-11 million

* Includes net sales of home video products of $22.6 million and $41.9 million during fiscal years 2012 and 2011, respectively

** Non-GAAP adjusted pro forma ("APF") information, see "Use of Non-GAAP Information" section on page 3

† Guidance issued May 22, 2012

NAVARRE®

Connecting Strong Brands with Smart Logistics

Solid Balance Sheet

	March 31, 2012		March 31, 2011	
Assets:				
Current assets:				
Cash	$	5,600	$	-
Accounts receivable, net		47,935		57,833
Receivable from the sale of discontinued operations		-		24,000
Inventories		28,850		24,913
Deferred tax assets — current, net		1,580		6,436
Other		2,211		3,957
Total current assets		86,176		117,139
Property and equipment, net		6,868		9,299
Intangible assets, net		1,547		8,084
Deferred tax assets — non-current, net		18,450		24,320
Other assets		8,335		15,024
Total assets	$	121,376	$	173,866
Liabilities and shareholders' equity:				
Current liabilities:				
Accounts payable	$	73,421	$	80,379
Other		6,642		18,189
Total current liabilities		80,063		98,568
Long-term liabilities:				
Other liabilities		1,497		2,217
Total liabilities		81,560		100,785
Shareholders' equity		39,816		73,081
Total liabilities and shareholders' equity	$	121,376	$	173,866

NAVARRE®

Connecting Strong Brands with Smart Logistics

FY 2012 Restructuring Impact

FINANCIAL STATEMENT IMPACT	Q2 YTD	Q3	Q4	Total
Navarre				
Employee related	$ -	$ 1,578	$ 1,482	$ 3,060
CEO severance and search	1,663	70	-	1,733
Facility related	-	-	2,822	2,822
Asset impairment	-	441	603	1,044
Other	-	-	432	432
Navarre subtotal	**1,663**	**2,089**	**5,339**	**9,091**
Encore				
Employee related	-	508	252	760
Facility related	-	-	20	20
Asset impairment	-	14,347	993	15,340
Other	195	107	46	348
Encore subtotal	**195**	**14,962**	**1,311**	**16,468**
Consolidated subtotal	**$ 1,858**	**$ 17,051**	**$ 6,650**	**$ 25,559**

CASH TIMING IMPACT	Q2 YTD	Q3	Q4	FY13	Total
Employee related	$ -	$ 2,649	$ 1,256	$ 1,418	$ 5,323
Facility related	-	-	2,738	186	2,924
Asset impairment	-	-	425	1,046	1,471
Other	195	107	43	37	382
Cash	**$ 195**	**$ 2,756**	**$ 4,462**	**$ 2,687**	**$ 10,100**
Employee related	$ -	$ 230	$ -	$ -	$ 230
Facility related	-	-	40	-	40
Asset impairment	-	13,648	602	-	14,250
Other	-	-	939	-	939
Non-cash	**$ -**	**$ 13,878**	**$ 1,581**	**$ -**	**$ 15,459**
Total	**$ 195**	**$ 16,634**	**$ 6,043**	**$ 2,687**	**$ 25,559**

NAVARRE®

Connecting Strong Brands with Smart Logistics

Our Credit Facility

Wells Fargo Capital Finance

- **Restructured in December 2011 to provide additional flexibility and reduced facility costs**
- **$50 million Asset-based revolving facility, with $20 million additional accordion feature**
  - Five year term with new maturity date of December 29, 2016
  - Lower fees and fewer asset audits results in significant savings
- **Interest rates and unused line fees**
  - Interested rate at LIBOR +2%, flexes based on availability, not to exceed LIBOR +2.25%
- **$5 million permitted acquisition basket**
- **Increased flexibility with operating covenants**
  - Primary covenant is fixed charge ratio to EBITDA
- **Single lender facility**
  - Previous structure utilized multiple lenders

Connecting Strong Brands with Smart Logistics

Strategic Summary

Strategic Assets

- **Solid Reputation and Relationships**
  - Consistent high service levels create a significant value proposition to vendor partners and customers
  - Navarre provides a single-source solution to retailers simplifying the landscape of supplier relationships
- **Restructuring Initiative Completed**
  - Low expense base with focus on areas of growth
  - Strong management team to drive strategic initiatives
- **Facilities and Systems**
  - Infrastructure operates on highly scalable platform of industry-leading systems and strategically placed distribution assets
  - Able to add significant volume with little additional capital spend
- **Capabilities Enhancement Opportunity**
  - Addition of more robust E-Commerce platform solution would greatly enhance 3PL service offering and generate new revenue streams with vendor partners

NAVARRE®

Connecting Strong Brands with Smart Logistics

Strategic Summary

- Increase market share of software to maximize this important category through opportunistic product line wins and expansion in the Canadian market
- Further expand base of vendor partnerships and retail relationships to continue rapid growth in CE&A products
- Aggressively pursue the underserviced Canadian market
- Continue to enhance e-commerce fulfillment service offering to capture revenue streams across multiple sales channels
- Maximize software publishing (Encore) profitability with lower cost base and pursuit of new content
- Constant vigil for further cost reductions
- Pursue acquisitions in existing and adjacent markets

NAVARRE®
Connecting Strong Brands with Smart Logistics

Q&A

NAVARRE®

Connecting Strong Brands with Smart Logistics